UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 1998

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of October 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 29 thereof, entered into various agreements relating to Lombard Partners, L.P., a Missouri limited partnership (the "Operating Partnership") on behalf of Series 29 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 1999 (the "Operating Partnership Agreement"), pursuant to which Series 29 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Apartment Complex consists of 2 buildings containing 2 one-bedroom units, 10 two-bedroom units and 12 three-bedroom units. Amenities include an outdoor pool on-site parking, dishwasher, and balcony/patio. Construction of the apartment complex commenced in October 1998 and was completed in June 1998. 100% Occupancy is scheduled for January 1999.

The Operating Partnership received permanent financing in the amount of $800,000 (the "Permanent Mortgage") from the City of Springfield. The Permanent Mortgage is expected to bear interest at 6.89% per annum payable over a 30 year amortization period and a 30 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Cunningham-Warren Properties, L.L.C., (the "General Partner"). The principals of the General Partner are Hollis Cunningham and Windsor Warren.

Series 29 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $359,958 to the Operating Partnership in 4 installments as follows:

    $233,973 (the "First Installment") on the Admission Date, which shall not occur prior to confirmation by Boston Capital that outstanding due diligence items have been completed by the General Partner to the reasonable satisfaction of Boston Capital of which $75,000 will be deducted to reflect the repayment of a pre-development loan advanced by the Investment Partnership to the Partnership prior to the effective date of this Agreement;
    $89,990 (the "Second Installment") on the latest to occur of (A) Cost Certification, (B) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, (C) Initial 100% Occupancy Date, (D) State Designation, (E) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contact, (F) Substantial Completion, (G) receipt of a valid and recorded Extended Use Commitment and receipt of a subordination agreement subordinating the Mortgage Loan to the Extended Use Commitment, (H) receipt of updated insurance certificates relating to the Apartment Complex satisfactory to the Special Limited Partnership pr (I) satisfaction of all of the conditions to the payment of the First Installment;
    $30,995 (the "Third Installment") on the latest to occur of (A) Rental Achievement, (B) satisfaction of all of the conditions to the payment of the First and Second Installment; and
    $5,000 (the "Fourth Installment") on the latest to occur of (A) the receipt by the Investment Partnership of the Partnership's federal income tax return and an audited financial statement for the year in which Rental Achievement occurred or (B) satisfaction of all of the conditions to the payment of the First, Second and Third Installments.

All of the installments have been paid by Series 29.

The total Capital Contribution of Series 29 to the Operating Partnership is based on the Operating Partnership receiving $484,900 in Tax Credits during the 10-year period commencing in 1998 of which 99.99% ($484,860) will be allocated to Series 29 as the Investment Limited Partner of the Operating Partnership.

Series 29 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	75%	85%
Series 29	99.99%	25%	15%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 29.

Series 29 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1999 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $1,800. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 11.03 and 11.04(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1999 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,800. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 11.03 and 11.04(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $213,185. The Development Fee, all of which has been deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President